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                                                                    EXHIBIT 10.2


                              STOCK OPTION PLAN OF
                         DATA BROADCASTING CORPORATION

                    (as amended through September 13, 1994)

     1. PURPOSE OF THE PLAN. Under this First Amended and Restated Stock Option Plan (the "Plan") of the Company, options may be granted to eligible employees, officers, and directors to purchase shares of the Company's capital stock. The Plan is designed to enable the Company and its subsidiaries to attract, retain, and motivate their employees, officers, and directors by providing for or increasing the proprietary interest of such persons in the Company. The Plan provides for options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify.

     2. STOCK SUBJECT TO PLAN. The maximum number of shares of stock for which options granted hereunder may be exercised shall be 5,000,000 shares of common stock, $.01 par value per share, subject to the adjustments provided in Sections 6 and 11 hereof. Shares of stock subject to the unexercised portions of any options granted under this Plan, which expire, terminate or are cancelled, may again be subject to options under the Plan. If shares are delivered or withheld from the number of shares otherwise issuable upon an option exercise, in payment of the option exercise price and/or withholding tax obligations,








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such delivered or withheld shares shall not again become subject to options under the Plan. Further, no option may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time under such option, plus (ii) the number of shares that have previously been issued pursuant to options granted under the Plan, other than shares that have been subject to options but pursuant to the terms and conditions of such option have been forfeited without the participant having received any benefits of ownership from the forfeited shares, plus (iii) the maximum number of shares that may be issued at any time after such grant date pursuant to options outstanding on such date, does not exceed the maximum number of shares for which this Plan permits options granted hereunder to be exercised.

     3. ELIGIBLE PARTICIPANTS.

       (a) The participants eligible to be considered by the Plan Administrator (as defined in Section 10 hereof) for the grant of options hereunder are any persons regularly employed by the Company or its subsidiaries, including officers and directors, in a managerial capacity on a full-time, salaried basis ("Eligible Employees").

       (b) During the term of the Plan, on the third business day following the date of public release of the Company's fiscal year-end summary statement of sales and

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earnings, each person who is on such date a director, but not an Eligible
Employee, may, at the discretion of the Company's stock option committee, be granted an option with an exercise price equal to the fair market value of the Company's stock for such date. Such options shall become exercisable on the earlier of the first anniversary of their grant date or the occurrence of an event described in the first sentence of Section 11 hereof, and shall expire on the earlier of the first anniversary of the date the option holder ceases to be a director of the Company or the tenth anniversary of their grant. The exercise price for such options and any withholding tax due in connection with such exercise may be paid by any of the methods described under Section 9 hereof, unless the Company at the time is prohibited from purchasing or acquiring shares of its stock.

     4. MAXIMUM EXERCISE PRICE. The exercise price for each option granted hereunder shall be not less than 100% of the fair market value of the stock at the date of the grant of the option. The fair market value of the stock as of the date shall be deemed to equal the average of the high asked and low bid prices in the over-the-counter market, as reported by the National Association of Securities Dealers Inc. Automated Quotations system ("NASDAQ"), or any then operative successor to the NASDAQ system, for such date or, if the stock is then listed on a national securities exchange, the average of the high and


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low transaction prices reported through the consolidated reporting system for such date.

     5. NONTRANSFERABILITY. Any option granted under this Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by him or by his guardian or legal representative.

     6. ADJUSTMENTS. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, in any such case as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

     7. MAXIMUM OPTION TERM. No options granted under this Plan may be exercised in whole or in part more than ten years after its date of grant.

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     8. PLAN DURATION. Options may not be granted under this Plan more than ten years after the date of the adoption of the Plan, or of the shareholder approval thereof, whichever is earlier.

     9. PAYMENT. Payment for stock purchased upon any exercise of an option granted under this Plan, and payment of any withholding tax obligation arising in connection with such exercise, shall be made in full in cash concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides or the Plan Administrator so permits, and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, or with shares otherwise issuable upon exercise of the option, delivered or withheld in lieu of cash concurrently with such exercise, the shares so delivered or withheld to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise.

     10. ADMINISTRATION. The Plan shall be administered by the Company's board of directors (the "Board") or, in the discretion of the Board, by a committee of not less than two members of the Board (the Board or such committee if

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designated by the Board, is referred to herein as the "Plan Administrator").

     The interpretation and construction by the Plan Administrator of any term or provision of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board, in which event such determination by the Board shall be final. The Plan Administrator may from time to time adopt rules and regulations for carrying out this Plan and, subject to the express provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

     Subject to the express provisions of this Plan, the Plan Administrator shall have full and final authority in its discretion to select the employees and directors to be granted options, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, exercisability and/or vesting, the terms of expiration, termination or forfeiture, and other pertinent provisions thereof.

     11. CORPORATE REORGANIZATIONS. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then


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subject to options hereunder are charged into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation, group or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Plan Administrator shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganizations" not yet be exercisable. The instrument evidencing any option may also provide for such acceleration of


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otherwise unexercisable portions of the option upon other specified events or occurrences, such as involuntary terminations of the option holder's employment following certain changes in the control of the Company.

     12. STOCK APPRECIATION RIGHTS AND LIMITED RIGHTS. If the instrument evidencing the option so provides (as determined by the Plan Administrator), an option granted to an Eligible Employee under this Plan (herein sometimes referred to as the "corresponding option") may include the right upon any exercise (a "Stock Appreciation Right") or upon exercise following the occurrence of any event provided for in the instrument evidencing the option (a "Limited Right" and, together with Stock Appreciation Rights, "Rights") to receive an amount equal to some or all of the excess of the fair market value (determined in a manner specified in the instrument evidencing the corresponding option) of the shares subject to unexercised portions of the corresponding option over the aggregate exercise price of such shares under the corresponding option as of the date the Right is exercised. The amount payable upon exercise of a Right may be paid in cash or in shares of the class then subject to the corresponding option (valued on the basis of their fair market value, determined by the Plan Administrator as specified with respect to the measurement of the amount payable as aforesaid), or in a combination of cash and such shares so


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valued. No Right may be exercised in whole or in part (a) other than in connection with the contemporaneous surrender without exercise of such corresponding option, or the portion thereof that corresponds to the portion of the Right being exercised, or (b) except to the extent that the corresponding option or such portion thereof is exercisable (including pursuant to Section 11 of the Plan) on the date of exercise of the Right, or (c) unless the class of stock then subject to the corresponding option is then "publicly traded." For this purpose, a class of stock is "publicly traded" if it is listed or admitted to unlisted trading privileges on a national securities exchange or if sales or bid and offer quotations therefor are reported on NASDAQ or on any then operative successor to the NASDAQ system.

     13. RESTRICTED STOCK. If the instrument evidencing the option so provides, shares of stock issued on exercise of an option granted to an Eligible Employee under this Plan may upon issuance be subject to the following restriction (and, as used herein, "restricted stock" means shares issued on exercise of options granted under this Plan which are still subject to restrictions imposed under this Section 13 that have not yet expired or terminated):

          (a) shares of restricted stock may not be sold or otherwise transferred or hypothecated;


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          (b) if the employment of the holder of shares of restricted stock with the Company or a subsidiary is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established retirement policies or practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor by the holder, or
(ii) the fair market value of the restricted stock on the date of such termination of employment (determined in a manner specified in the instrument evidencing the option); and

          (c) as to the shares of stock affected thereby, any additional restrictions that may be imposed on particular shares of restricted stock as specified in the instrument evidencing the option.

     The restrictions imposed under this Section 13 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified therefor in the instrument evidencing the option which provides for the restrictions.


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     14. FINANCIAL ASSISTANCE. The Company is vested with authority under this plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise or that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security, (or unsecured) as shall have been authorized by or under authority of the Plan Administrator.

     5. AMENDMENT AND TERMINATION. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any option granted to the optionee pursuant to this Plan or of any of his right under such option. Except as herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company, may:

          (a) materially increase the benefits accruing to participants under the Plan;

          (b) materially increase the number of securities which may be issued under the Plan; or

          (c) materially modify the requirements as to eligibility for participation in the Plan.


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     The provisions of Section 3(b) relating to the amount, price and timing of awards shall not be amended more than once every six months (other than to comport with changes in the Internal Revenue code, the Employee Retirement Income Security Act, or the rules thereunder) and any amendment to the provisions of Section 3(b) shall, unless approved by the shareholders of the Company, become effective no sooner than six months after approval of the amendment by the Board.


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                 AMENDMENT NO.1 TO AGREEMENT AND PLAN OF MERGER

Amendment No. 1 to Agreement and Plan of Merger, dated as of January 10, 2000 (this Amendment), to the Agreement and Plan of Merger, dated as of November 14, 1999 (the Merger Agreement), among Data Broadcasting Corporation, a Delaware corporation, Pearson Longman, Inc. a Delaware corporation and the sole shareholder of Lynx, Detective Merger-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Detective, and Interactive Data Corporation, a Delaware corporation.

WHEREAS, the parties desire to amend the Merger Agreement and Exhibit B thereto in certain respects.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. AMENDMENTS TO MERGER AGREEMENT.

     (a) The number A56,453,800" appearing in the first WHEREAS clause of the Merger Agreement is hereby deleted and replaced with A56,423,949".

     (b) The number A56,453,800" appearing in the third WHEREAS clause of Exhibit AB to the Merger Agreement is hereby deleted and replaced with A56,423,949".

SECTION 2. MISCELLANEOUS. Except as and to the extent expressly modified by this Amendment, the Merger Agreement (including all exhibits thereto) shall remain in full force and effect in all respects. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                        INTERACTIVE DATA CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:  Philip J. Hoffman
                                           Title: Authorized Person


                                        PEARSON LONGMAN, INC.


                                        By:
                                           -------------------------------------
                                           Name:  Philip J. Hoffman
                                           Title: Authorized Person


                                        DATA BROADCASTING CORPORATiON


                                        By:
                                           -------------------------------------
                                           Name:  Mark F. Imperiale
                                           Title: President

                                        and


                                        DETECTIVE MERGER-SUB, INC.


                                        By:
                                           -------------------------------------
                                           Name:  Mark F. Imperiale
                                           Title: President